LORD ABBETT RESEARCH FUND
Lord Abbett Small Cap Value Fund

Supplement dated September 17, 2013 to the
Prospectus dated April 1, 2013

This supplement supersedes the June 11, 2013 supplement to the Fund’s prospectus.

1.	Effective October 1, 2013, the Fund is generally available for purchase by new investors and the subsection titled “Information for Managing Your Fund Account – Information about the Availability of Small Cap Value Fund” on pages 58-60 of the prospectus is deleted. Class-specific availability restrictions and other shareholder eligibility requirements disclosed throughout the prospectus continue to apply.

2.	Effective October 1, 2013, the following replaces the subsection titled “Management – Portfolio Manager” on page 31 of the prospectus:

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since
Thomas B. Maher, Partner and Portfolio Manager	2013
Justin C. Maurer, Partner and Portfolio Manager	2013

3.	Effective October 1, 2013, the following replaces the subsection titled “Management and Organization of the Funds – Portfolio Managers – Small Cap Value Fund” on page 57 of the prospectus:

Small Cap Value Fund. Thomas B. Maher, Partner and Portfolio Manager, and Justin C. Maurer, Partner and Portfolio Manager, are jointly and primarily responsible for the day-to-day management of the Fund. Messrs. Maher and Maurer joined Lord Abbett in 2003 and 2001, respectively, and have been members of the Fund’s team since 2013.

Please retain this document for your future reference.